k

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025

DESTINATION XL GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-34219	04-2623104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Turnpike Street
Canton, Massachusetts		02021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 781 828-9300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DXLG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 20, 2025, Destination XL Group, Inc. (the “Company”) entered into an Amendment to Lease Agreement (“Lease Amendment”) with 555 TNPK 74 Owner, LLC (the “Landlord”), which amends that certain Lease Agreement, dated February 1, 2006 (“Lease Agreement”), between the Landlord, as successor-in-interest to the previous landlord Spirit Master Funding VIII, LLC and Spirit SPE Canton, LLC, related to the Company’s headquarters and distribution center, which includes a 725,835 gross square foot building located on approximately 27.3 acres in Canton, Massachusetts.

Pursuant to the terms of the Lease Amendment, the lease term was extended for a period of seven years commencing on February 1, 2026 and ending on January 31, 2033 (the “First Extension Term”). During this First Extension Term, the monthly base rent for the leased space shall be $479,765 for the first 12-month period beginning February 1, 2026, which amount shall increase 3% annually thereafter.

At the expiration of the First Extension Term, the Company will have the opportunity to extend the Lease Agreement for three additional successive periods of five years each at a then agreed-upon Fair Market Rent, as defined in the Lease Amendment.

The Lease Amendment also provides that the Landlord will provide the Company with an improvement allowance in the amount of $4,719,000, which may be applied toward the Company’s third-party costs of repairs, replacements, and improvements performed in accordance with Section 4 of the Lease Amendment.

The foregoing description of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Amendment, filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Lease Agreement dated June 20, 2025 between the Company and 555 TNPK 74 Owner, LLC.

104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the interactive data file because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Destination XL Group, Inc.

Date:	June 23, 2025	By:	/s/ Robert S. Molloy
General Counsel and Secretary